Exhibit 99.1

Hampton Roads Bankshares, Inc.

Financial Highlights

Unaudited

(in thousands, except per share data)

Operating Results	Q3 2009	Q2 2009	Q3 2008

Interest income	$37,388	$37,728	$12,370
Interest expense	10,911	11,829	4,848

Net interest income	26,477	25,899	7,522
Provision for loan losses	33,662	33,706	280
Noninterest income	7,232	5,655	1,801
Noninterest expense	21,706	50,330	6,540
Income tax expense (benefit)	(8,282)	(9,253)	807

Net income (loss)	(13,377)	(43,229)	1,696

Preferred stock dividend and accretion of discount	1,360	2,995	—

Net income (loss) available to common shareholders	(14,737)	(46,224)	1,696

Per Share Data

Earnings (loss) per share:
Basic	$(0.68)	$(2.13)	$0.13
Diluted	(0.68)	(2.13)	0.13
Common dividends declared	—	0.11	0.11
Book value per common share	6.94	7.57	8.21
Book value per common share - tangible	3.92	4.45	5.86

Balance Sheet at Period-End

Total assets	$2,938,994	$3,050,898	$917,825
Gross loans	2,514,789	2,598,639	796,875
Allowance for loan losses	99,178	84,491	8,692
Total securities	131,524	153,201	41,908
Intangible assets	66,033	67,937	31,097
Total deposits	2,314,293	2,276,881	675,399
Total borrowings	315,177	447,691	127,263
Shareholders’ equity	286,309	299,231	108,520
Shareholders’ equity - tangible	220,276	231,294	77,423
Common shareholders’ equity	151,704	164,987	108,520
Common shareholders’ equity - tangible	85,671	97,050	77,423

Daily Averages

Total assets	$2,979,941	$3,086,892	$857,824
Gross loans	2,557,046	2,609,810	735,419
Total securities	148,518	159,740	43,074
Intangible assets	67,825	94,660	15,552
Total deposits	2,314,806	2,289,573	631,643
Total borrowings	340,363	434,208	112,344
Shareholders’ equity	299,596	330,307	107,286
Shareholders’ equity - tangible	231,771	235,647	91,734
Common shareholders’ equity	165,229	194,275	107,286
Common shareholders’ equity - tangible	97,404	99,615	91,734
Interest-earning assets	2,765,698	2,802,569	783,600
Interest-bearing liabilities	2,409,976	2,464,027	619,476

Financial Ratios	Q3 2009	Q2 2009	Q3 2008
Return on average assets	-1.78%	-5.62%	0.79%
Return on average common equity	-35.39%	-95.43%	6.29%
Return on average common equity - tangible	-60.03%	-186.12%	7.36%
Net interest margin	3.80%	3.71%	3.82%

Efficiency ratio	69.99%	159.50%	70.15%
Efficiency ratio excluding goodwill impairment	69.99%	70.84%	70.15%
Tangible common equity to tangible assets	2.98%	3.25%	8.73%

Allowance for Loan Losses

Beginning balance	$84,491	$52,198	$8,525
Provision for losses	33,662	33,706	280
Charge-offs	(19,080)	(1,499)	(155)
Recoveries	105	86	42
Allowance acquired through merger	—	—	—

Ending balance	99,178	84,491	8,692

Nonperforming Assets at Period-End

Nonaccrual loans - SOP 03-3	$66,104	$84,060	$—
Nonaccrual loans - all other	109,339	58,780	1,607

Nonaccrual loans	175,443	142,840	1,607
Loans 90 days past due and still accruing interest	172	271	601
Other real estate owned	8,934	7,780	1,126

Total nonperforming assets	184,549	150,891	3,334

Asset Quality Ratios

Annualized net chargeoffs (recoveries) to average loans	2.94%	0.22%	0.06%
Nonperforming loans to total loans	6.98%	5.51%	0.28%
Nonperforming assets to total assets	6.28%	4.95%	0.36%
Allowance for loan losses to total loans	3.94%	3.25%	1.09%

Noninterest Income

Service charges on deposit accounts	$2,054	$2,073	$1,017
Income on bank owned life insurance	412	405	—
Gain on sale of investment securities	2,695	—	—

Mortgage banking income	678	1,397	—
Insurance income	1,064	1,100	—
Title insurance income	179	239	—
Retail brokerage income	108	85	—
Other income	42	356	784

Total noninterest income	7,232	5,655	1,801

Noninterest Expense

Salaries and benefits	$10,366	$10,546	$3,136
Occupancy expense	2,232	2,165	937
Equipment expense	1,215	1,462	97
Data processing expense	1,472	1,295	427
FDIC insurance expense	1,328	2,661	79
Impairment of goodwill	—	27,976	—
Other expense	5,093	4,225	1,864

Total noninterest expense	21,706	50,330	6,540

Composition of Loan Portfolio at Period-End	Q3 2009	Q2 2009	Q3 2008

Commercial	$381,985	$444,203	$143,134
Construction	806,292	884,219	169,341
Real-estate commercial	744,209	701,434	256,645
Real-estate residential	542,928	529,109	196,748
Installment	40,207	40,697	30,990
Deferred loan fees and related costs	(832)	(1,023)	17

Total loans	2,514,789	2,598,639	796,875

Composition of Deposit Portfolio at Period-End

Noninterest bearing demand	$274,688	$268,715	$125,031
Interest bearing demand	473,732	494,156	107,361
Savings	109,178	112,630	89,336
Time deposits less than $100,000	583,891	566,486	177,930
Time deposits $100,000 or more	392,641	373,697	121,741
Brokered deposits	480,163	461,197	54,000

Total deposits	2,314,293	2,276,881	675,399

Other Data

Number of employees (full-time equivalent)	696	719	265
Number of full service offices	62	62	26
Number of loan production offices	1	1	—
Number of ATM’s	74	74	25

(1)	Represents acquired loans which were recorded at their estimated present values at the acquisition date, in accordance with AICPA Statement of Position 03-3

Hampton Roads Bankshares, Inc.

Financial Highlights

Unaudited

(in thousands, except per share data)

	Nine months ended
Operating Results	September 30, 2009	September 30, 2008

Interest income	$114,647	$31,463
Interest expense	36,197	12,878

Net interest income	78,450	18,585
Provision for loan losses	68,557	824
Noninterest income	19,327	4,645
Noninterest expense	91,884	15,141
Income tax expense (benefit)	(13,425)	2,435

Net income (loss)	(49,239)	4,830

Preferred stock dividend and accretion of discount	7,319	—

Net income (loss) available to common shareholders	(56,558)	4,830

Per Share Data

Earnings (loss) per share:
Basic	$(2.60)	$0.42
Diluted	(2.60)	0.41
Common dividends declared	0.22	0.33

Book value per common share	6.94	8.21
Book value per common share - tangible	3.92	5.86

Balance Sheet at Period-End

Total assets	$2,938,994	$917,825
Gross loans	2,514,789	796,875
Allowance for loan losses	99,178	8,692
Total securities	131,524	41,908
Intangible assets	66,033	31,097
Total deposits	2,314,293	675,399
Total borrowings	315,177	127,263
Shareholders’ equity	286,309	108,520
Shareholders’ equity - tangible	220,276	77,423
Common shareholders’ equity	151,704	108,520
Common shareholders’ equity - tangible	85,671	77,423

Daily Averages

Total assets	$3,074,075	$701,259
Gross loans	2,586,189	593,658
Total securities	161,462	42,173
Intangible assets	80,166	13,853
Total deposits	2,279,728	527,941
Total borrowings	430,611	76,154
Shareholders’ equity	328,187	88,796
Shareholders’ equity - tangible	248,021	74,943
Common shareholders’ equity	193,291	88,796
Common shareholders’ equity - tangible	113,125	74,943
Interest-earning assets	2,793,751	650,299
Interest-bearing liabilities	2,461,271	497,581

Financial Ratios	September 30, 2009	September 30, 2008

Return on average assets	-2.14%	0.92%
Return on average common equity	-39.12%	7.27%
Return on average common equity - tangible	-66.84%	8.61%
Net interest margin	3.75%	3.82%
Efficiency ratio	96.64%	66.49%
Efficiency ratio excluding goodwill impairment	67.21%	66.49%
Tangible common equity to tangible assets	2.98%	8.73%

Allowance for Loan Losses

Beginning balance	$51,218	$5,043

Provision for losses	68,557	824
Charge-offs	(20,977)	(165)
Recoveries	380	58
Allowance acquired through merger	—	2,932

Ending balance	99,178	8,692

Nonperforming Assets at Period-End

Nonaccrual loans - SOP 03-3	$66,104	$—
Nonaccrual loans - all other	109,339	1,607

Total nonaccrual loans	175,443	1,607
Loans 90 days past due and still accruing interest	172	601
Other real estate owned	8,934	1,126

Total nonperforming assets	184,549	3,334

Asset Quality Ratios

Annualized net chargeoffs (recoveries) to average loans	1.06%	0.02%
Nonperforming loans to total loans	6.98%	0.28%
Nonperforming assets to total assets	6.28%	0.36%
Allowance for loan losses to total loans	3.94%	1.09%

Noninterest Income

Service charges on deposit accounts	6,186	2,157
Income on bank owned life insurance	1,217	—
Gain on sale of investment securities	2,695	457
Mortgage banking income	3,717	—
Insurance income	3,265	—
Title insurance income	629	—
Retail brokerage income	239	—
Other income	1,379	2,031

Total noninterest income	19,327	4,645

Noninterest Expense

Salaries and benefits	$32,146	$8,190

Occupancy expense	6,316	1,970
Equipment expense	3,706	165
Data processing expense	3,965	841
FDIC insurance expense	4,629	163
Impairment of goodwill	27,976	—
Other expense	13,146	3,812

Total noninterest expense	91,884	15,141

Composition of Loan Portfolio at Period-End	September 30, 2009	September 30, 2008

Commercial	$381,985	$143,134
Construction	806,292	169,341
Real-estate commercial	744,209	256,645
Real-estate residential	542,928	196,748
Installment	40,207	30,990
Deferred loan fees and related costs	(832)	17

Total loans	2,514,789	796,875

Composition of Deposit Portfolio at Period-End

Noninterest bearing demand	$274,688	$125,031
Interest bearing demand	473,732	107,361
Savings	109,178	89,336
Time deposits less than $100,000	583,891	177,930
Time deposits $100,000 or more	392,641	121,741
Brokered deposits	480,163	54,000

Total deposits	2,314,293	675,399

Other Data

Number of employees (full-time equivalent)	696	265
Number of full service offices	62	26
Number of loan production offices	1	—
Number of ATM’s	74	25

(1)	Represents acquired loans which were recorded at their estimated present values at the acquisition date, in accordance with AICPA Statement of Position 03-3

CONTACT:	Tiffany K. Glenn, Executive Vice President
Investor Relations Officer
Neal A. Petrovich, Executive Vice President
Chief Financial Officer